Net Loss Per Share	12 Months Ended
Dec. 31, 2014
NET LOSS PER SHARE [Abstract]
Net Loss Per Share Disclosure

16. NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share (1 ADS = 100 Shares):

	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2014

Numerator:
Net loss	(9,491,138)	(34,427,734)	(10,727,642)
Denominator:
Weighted-average ordinary shares outstanding for basic calculation	4,901,279,176	4,728,185,434	4,746,324,022
Dilutive effect of potential ordinary shares	—	—	—
Weighted average ordinary shares outstanding for diluted calculation	4,901,279,176	4,728,185,434	4,746,324,022

Weighted-average ADS used in per basic ADS calculations	49,012,792	47,281,854	47,463,240
Dilutive effect of potential ADS	—	—	—
Weighted-average ADS used in per diluted ADS calculations	49,012,792	47,281,854	47,463,240

Loss per share — basic and diluted
Net loss per share — basic and diluted	(0.00)	(0.01)	(0.00)

Loss per ADS — basic and diluted
Net loss per ADS — basic and diluted	(0.19)	(0.73)	(0.23)

Incremental ordinary shares with dilutive effect are calculated using the treasury stock method for stock options. Under the treasury stock method, the proceeds from the assumed conversion of options are used to repurchase outstanding ordinary shares using the average fair value for the period.

For all periods presented, all potentially dilutive securities associated with the Company’s stock options (Note 14) have not been reflected in the dilutive calculations due to the presence of a net loss in each period as the inclusion of such potential common shares would be anti-dilutive.